ANNUAL REPORT  MARCH 31, 2000

Prudential
Institutional Liquidity Portfolio, Inc./
Institutional Money Market Series

Fund Type Money market
Objective High current income consistent with the preservation of principal and liquidity

(GRAPHIC)
(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Institutional Liquidity
Portfolio/Institutional Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Series is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations, and commercial banks of the United States and foreign countries.
Maturities can range from one day to a maximum of 13 months. We typically purchase securities rated in one of the two highest rating categories by at least two major, independent rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Series will achieve its investment objective.

Institutional Money Fund Yields
(GRAPH)
www.prudential.com     (800) 521-7466

Performance At a Glance

Fund Facts                                As of 3/31/00
                                7-Day       Net Asset  Weighted Avg.  Net Assets
                             Current Yld.  Value (NAV)  Mat. (WAM)    (Millions)

PILP Class A                    5.96%         $1.00       49 Days       $371.9
PILP Class I                    6.01%         $1.00       49 Days     $1,601.6
iMoneyNet, Inc.
  Non-Gov't Institutional
  Only (1st & 2nd Tier) Avg.*   5.65%         $1.00       47 Days        N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in PILP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although PILP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in PILP.

*_iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in iMoneyNet, Inc. Non-Gov't Institutional Only (1st &
2nd Tier) Average category as of March 28, 2000, the closest date to the end of our reporting period.


Weighted Average Maturity Compared To The Average
Institutional Fund
(GRAPH)

Prudential
Institutional Liquidity Portfolio, Inc.     Institutional Money Market Series

Message From the Fund's President                 May 16, 2000

DEAR SHAREHOLDER,
The Federal Reserve increased a key short-term interest rate five times during the year that ended on March 31, 2000, to slow U.S. economic growth and fend off higher inflation.
These changes in monetary policy, among other factors, drove yields on money market securities sharply higher.

Prudential's Money Markets Sector Team identified and took advantage of good investment opportunities that emerged as money market yields climbed. The team employed credit research, interest-rate analysis, and relative value analysis that enabled the Prudential
Institutional Liquidity Portfolio/Institutional Money
Market Series (the Series) to maintain a $1 net asset value per share and to provide a better-than-average yield throughout its fiscal year.

On March 31, 2000, the seven-day current yield was 5.96% on the Series' Class A shares and 6.01% on its Class I shares. Both were above the 5.65% yield on the average money market fund tracked by iMoneyNet, Inc.
The following report takes a closer look at developments in the money markets during our fiscal year, and explains how the Series was positioned accordingly.
Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld, President
Prudential Institutional Liquidity Portfolio, Inc./
Institutional Money Market Series
                 www.prudential.com         (800) 521-7466

Investment Adviser's Report

DEAR SHAREHOLDER,
Repeated changes in U.S. monetary policy and overblown fears about potential computer problems at the beginning of 2000 (Y2K) drove yields on money market securities sharply higher during our fiscal year that ended on March 31, 2000. We welcomed this trend. It enabled us to take advantage of attractive buying opportunities that enhanced the Series' yields.

Yields on money market securities climbed in the spring of 1999 as investors waited for the Federal Reserve to boost short-term interest rates to prevent a rapidly expanding U.S. economy from igniting higher inflation.
Although inflation remained relatively tame, the Fed still worried that wages and prices would rise because of a tight job market in the United States, a recovering global economy, and higher oil prices.

ADJUSTABLE-RATE SECURITIES WERE A GOOD BUY
As money market yields rose, the money market securities of banks and corporations cheapened relative to comparable U.S.
Treasury bills. We bought one-year corporate securities that paid fixed interest rates, as well as securities whose coupons adjusted periodically based on a London
Interbank Offered Rate or LIBOR. (LIBOR is a widely quoted money market benchmark.) These adjustable-rate securities provided some protection against further increases in money market yields since their coupons would reset to higher levels as yields continued to climb. In addition, the adjustable-rate securities outperformed the fixed-rate securities.

FED ENGINEERED BACK-TO-BACK RATE HIKES
The Fed finally took steps to curb U.S. economic growth on June 30, 1999. It raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. That was quickly followed by another move on August 24, 1999, when the key rate was increased to 5.25%. This time the U.S. central bank also hiked the rate it charges member banks to borrow from the Federal
Reserve system, known as the discount rate, to 4.75% from 4.50%.

Prudential
Institutional Liquidity Portfolio, Inc.     Institutional Money Market Series

Investment Adviser's Report
As a general rule, when interest rates are rising, a portfolio with a shorter weighted average maturity
(WAM) tends to perform better than a portfolio with a longer WAM. The WAM takes into account the maturity of each security held in a portfolio. It is the measurement tool that determines a portfolio's sensitivity to fluctuations in interest rates. Having a shorter-than-average WAM would have given us better access to cash to buy any higher-yielding money market securities that became available after the Fed acted in late August 1999. However, a one-time large redemption from the Series in August 1999 temporarily made its WAM longer than it would have been otherwise.

SERIES BENEFITED FROM Y2K BARGAINS
In the summer of 1999, tighter monetary policy was only one of the concerns affecting money markets. Corporate treasurers, among others, worried that computers might malfunction or shut down as their internal dates switched from 1999 to 2000. Their concern led some banks and corporations to rush to complete their year-end borrowing early. Accordingly, they began to issue a large amount of LIBOR-based, adjustable-rate securities that provided unusually wide yield spreads in order to appeal to investors. These securities rose to roughly
40% of the Series' total investments in late 1999, up from a normal exposure of approximately 25%.

Meanwhile, the U.S. central bank had engineered another quarter-point rate hike on November 16, 1999, that raised the federal funds rate to 5.50% and the discount rate to 5.00%. There had been talk that the Fed might refrain from tightening monetary policy out of concern that potential Y2K computer problems might hurt the economy. But the changeover from 1999 to 2000 went smoothly, and yield spreads on adjustable-rate securities narrowed to historical norms. The Series' performance benefited from this trend because of its overweight exposure to these securities. We also enhanced the Series' yields by taking advantage of Y2K bargains that emerged in early December 1999.

           www.prudential.com   (800) 521-7466

TIGHTENING CREATED BUYING OPPORTUNITIES
We slightly lengthened the Series' WAM in late January
2000 by purchasing securities maturing in two to three months. Yields on these securities had risen sharply
(and their prices fell) because some investors expected
Fed policy makers to increase short-term interest rates by half of a percentage point at their next meeting in early February. We believed the Fed hike would only be a quarter-point increase. Therefore, we expected prices of our two- and three-month securities to move higher
(and their yields lower) after the next change in monetary policy since investors had priced into the securities a more aggressive move by the Fed.

On February 2, 2000, the Fed announced a quarter-point increase that raised the federal funds rate to 5.75% and the discount rate to 5.25%. Following this move, we allowed the Series WAM to shorten in anticipation of a fifth change in monetary policy that resulted in a rate increase on March 21, 2000. This left the federal funds rate at 6.00% and the discount rate at 5.50%.

LOOKING AHEAD--WE EXPECT MORE SHORT-TERM RATE HIKES
The U.S. economy grew at an annual pace of more than 5.0% in the first three months of 2000, powered primarily by the largest increase in consumer spending in 17 years. While this is slower than the 7.3% annual pace of the final quarter of 1999, the longest economic expansion in the history of the United States remains very strong. Moreover, labor costs rose for U.S.
businesses at the fastest pace in more than 10 years in the first quarter of 2000. There is also evidence that these cost pressures are being passed along to consumers in the form of higher prices. This combination of brisk economic growth and rising inflation led the Fed in May to raise the federal funds rate and its discount rate by half of a percentage point to 6.50% and 6.00%, respectively. Unless there is significant moderation in economic activity, the Fed has hinted that more interest-rate increases will be forthcoming.


Prudential Money Markets Sector Team

 Prudential
Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

Financial
  Statements

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Portfolio of Investments as of March 31, 2000

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Bank Notes  8.5%
              American Express Centurion Bank
$     7,000   5.19%, 7/10/00(b)                                     $    7,000,000
              Bank One Corp.
     17,000   5.52%, 8/21/00(b)                                         17,000,000
              Comerica Bank of Detroit
     20,000   4.80%, 6/13/00(b)                                         19,997,436
     20,000   5.815%, 2/2/01                                            19,991,780
              CoreStates Bank, N.A.
      5,500   5.625%, 2/12/01                                            5,455,661
              First Union (National Bank) Corp.
     60,000   5.2875%, 7/21/00(b)                                       60,000,000
              Key Bank N.A.
     13,000   5.035%, 6/14/00(b)                                        12,998,447
      3,000   5.10875%, 6/26/00(b)                                       2,999,654
      7,000   5.05%, 7/17/00(b)                                          7,001,511
              National City Bank of Cleveland
     15,000   6.73%, 2/9/01                                             14,993,880
                                                                    --------------
                                                                       167,438,369
-------------------------------------------------------------------------------------
Certificates Of Deposit - Domestic  0.6%
              Morgan Guaranty Trust Co.
     12,000   5.70%, 7/19/00                                            12,000,000
-------------------------------------------------------------------------------------
Certificates Of Deposit - Eurodollar  2.5%
              Bank Austria
     49,000   5.93%, 4/7/00                                             48,999,996
-------------------------------------------------------------------------------------
Certificates Of Deposit - Yankee  12.8%
              Bank of Nova Scotia
     15,000   6.65%, 2/1/01                                             14,994,032
              Canadian Imperial Bank of Commerce
     17,100   6.12%, 5/22/00                                            17,100,479
     30,000   6.00%, 5/25/00                                            30,000,000
              Credit Communal De Belgique S.A.
      1,269   5.97%, 9/21/00                                             1,265,444
              Deutsche Bank
      7,100   5.25%, 5/18/00                                             7,089,113
     25,000   5.62%, 6/26/00                                            24,997,050

    See Notes to Financial Statements                                      7

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Portfolio of Investments as of March 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
              National Westminster Bank PLC
$    50,000   6.10%, 11/27/00                                       $   49,931,831
              Nordeutscheinndesbank Giro
     11,000   5.35%, 5/24/00                                            10,985,477
              Rabobank Nederland
     27,000   5.66%, 7/13/00                                            26,997,013
              UBS, AG
     10,000   5.29%, 5/19/00                                             9,999,241
              Westpac Banking Corp.
     35,000   6.52%, 1/29/01                                            34,986,198
                                                                    --------------
                                                                       228,345,878
-------------------------------------------------------------------------------------
Commercial Paper  44.9%
              Aon Corp.
     10,000   6.10%, 4/24/00                                             9,961,028
              BankAmerica Corp.
     50,000   6.06%, 8/3/00                                             48,956,333
              Barton Capital Corp.
      7,217   6.10%, 5/12/00                                             7,166,862
              Black Forest Funding Corp.
      9,974   6.20%, 4/10/00                                             9,958,540
              Centric Capital Corp.
     12,720   6.10%, 5/22/00                                            12,610,078
              CIT Group Holdings, Inc.
     15,000   6.09%, 5/16/00                                            14,885,813
     16,000   6.10%, 6/20/00                                            15,783,111
              Countrywide Home Loan, Inc.
     75,000   6.45%, 4/3/00                                             74,973,125
              Den Norske Bank
     21,741   5.95%, 5/16/00                                            21,579,301
              Dexia CLF Finance Co.
      5,000   5.86%, 4/14/00                                             4,989,420
              Duke Capital Corp.
     25,000   6.40%, 4/3/00                                             24,991,111
              Enterprise Funding Corp.
      4,000   6.10%, 5/5/00                                              3,976,956

    8                                      See Notes to Financial Statements

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Portfolio of Investments as of March 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
              Forrestal Funding Master Trust
$    10,000   5.96%, 5/10/00                                        $    9,935,433
     35,506   6.10%, 5/22/00                                            35,199,169
              General Electric Capital Corp.
     55,000   6.07%, 5/18/00                                            54,564,140
              General Motors Acceptance Corp.
     63,000   6.06%, 5/15/00                                            62,533,380
              GTE Corp.
     16,000   6.10%, 4/25/00                                            15,934,933
     15,000   6.10%, 4/26/00                                            14,936,458
     21,300   6.12%, 5/1/00                                             21,191,370
              Homeside Lending, Inc.
     12,000   6.08%, 5/8/00                                             11,925,013
              Household International Inc.
     16,000   6.11%, 4/26/00(c)
               (cost $15,932,111, date purchased 3/22/00)               15,932,111
              Invensys PLC
    100,000   6.50%, 4/3/00                                             99,963,889
              Market Street Funding Corp.
     16,000   6.10%, 5/8/00                                             15,899,689
              Morgan (J.P.) & Co., Inc.
     25,000   6.25%, 4/10/00                                            24,960,938
              Norwest Corp.
      1,000   6.75%, 5/12/00                                             1,001,563
              Norwest Financial, Inc.
     10,000   6.06%, 5/22/00                                             9,914,150
              PNC Funding Corp.
     14,000   6.03%, 4/14/00                                            13,969,515
      5,000   6.14%, 5/23/00                                             4,955,656
              Santander Finance, Inc.
     29,000   5.94%, 5/24/00                                            28,746,395
              Sweetwater Capital
      3,107   6.05%, 4/13/00                                             3,100,734
      2,999   6.05%, 4/14/00                                             2,992,448
     13,497   6.10%, 4/24/00                                            13,444,399
      3,479   6.05%, 4/25/00                                             3,464,968
      3,898   6.10%, 5/17/00                                             3,867,617

    See Notes to Financial Statements                                      9

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Portfolio of Investments as of March 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
              Target Corp.
$    19,410   6.50%, 4/3/00                                         $   19,402,991
              Textron Financial Corp.
      6,000   5.95%, 4/24/00                                             5,977,192
              Wells Fargo & Co.
     95,000   6.05%, 5/15/00                                            94,297,528
              Westpac Capital Corp.
     12,500   5.90%, 4/7/00                                             12,487,708
              Wood Street Funding Corp.
     15,000   6.10%, 5/24/00                                            14,865,292
                                                                    --------------
                                                                       865,296,357
-------------------------------------------------------------------------------------
Other Corporate Obligations  27.2%
              Abbey National Treasury Services PLC
     50,000   5.23875%, 7/24/00                                         49,990,841
     25,000   5.65%, 7/24/00                                            24,995,421
              Associates Corporation North America
     50,000   5.0965%, 6/29/00(b)                                       49,991,489
              Centex Home Mortgage LLC
      7,000   6.60875%, 10/20/00(b)/(c)
               (cost $7,000,000, date purchased 12/8/99)                 7,000,000
              Chase Manhattan Corp.
     50,000   4.8275%, 5/25/00(b)                                       49,995,257
              Citicorp
     26,000   5.21%, 8/2/00(b)                                          26,000,000
              Citigroup, Inc.
        700   6.125%, 6/15/00(b)                                           700,833
              Commercial Credit Co.
      1,000   6.00%, 4/15/00                                             1,000,207
              Conseco Finance Vehicle Trust
     12,603   6.62125%, 1/5/01(b)/(c)
               (cost $12,602,722, date purchased 12/16/99)              12,602,722

    10                                     See Notes to Financial Statements

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Portfolio of Investments as of March 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
              Daimler Chrysler North America Holdings
$    55,000   5.06175%, 7/6/00(b)                                   $   54,981,195
              Ford Motor Credit Co.
     48,000   5.435%, 8/18/00(b)                                        47,985,231
     20,000   5.49875%, 10/2/00(b)                                      19,990,180
              General Electric Capital Corp.
     51,000   4.95%, 5/12/00(b)                                         51,000,000
              Goldman Sachs Group, L.P.
     20,000   6.02%, 4/26/00                                            20,000,000
              Goldman Sachs Group, L.P.
     21,000   5.69531%, 5/15/00(b)/(c)
               (cost $21,000,000, date purchased 6/3/96)                21,000,000
              Morgan (J.P.) & Co., Inc.
     24,000   5.99375%, 3/16/01(b)                                      24,000,000
              Restructured Asset Securities
     33,000   5.455%, 9/6/00(b)/(c)
               (cost $33,000,000, date purchased 9/2/99)                33,000,000
              Security Life Of Denver
      5,000   5.07%, 4/12/00(b)/(c)
               (cost $5,000,000, date purchased 4/12/99)                 5,000,000
              Strategic Money Market Trust
      6,000   4.9825%, 4/5/00(b)                                         6,000,000
              Short-Term Repackaged Asset Trust 1998-E
     18,000   6.17125%, 8/18/00(b)/(c)
               (cost $18,000,000, date purchased 9/23/98)               18,000,000
              Travelers Insurance Co.
      8,000   5.34%, 7/6/00(b)/(c)
               (cost $8,000,000, date purchased 7/6/99)                  8,000,000
     25,000   6.16%, 2/23/01(b)/(c)
               (cost $25,000,000, date purchased 2/24/00)               25,000,000
              United States Bancorp
     10,000   5.05%, 8/16/00(b)                                         10,001,849
              United States Bank, N.A.
     17,000   4.91%, 6/21/00(b)                                         16,997,404
                                                                    --------------
                                                                       583,232,629

    See Notes to Financial Statements                                     11

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Portfolio of Investments as of March 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Repurchase Agreement(d)  3.0%
$    59,253   Goldman, Sachs & Co., 6.2%, dated 3/31/00, due
               4/3/00, in the amount of $59,283,614 (cost
              $59,253,000, value of collateral including accrued
              interest-$60,438,618)                                 $   59,253,000
              Total Investments  99.5%
               (amortized cost $1,964,566,229(a))                    1,964,566,229
              Other assets in excess of liabilities  0.5%                8,930,597
                                                                    --------------
              Net Assets  100%                                      $1,973,496,826
                                                                    --------------
                                                                    --------------

--------------------------------------------------------------------------------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $145,534,833. The aggregate value ($145,534,833) is approximately 7.4% of net assets.
(d) Repurchase Agreement collateralized by U.S. Treasury or Federal agency obligations.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2000 was as follows:

Commercial Banks                                                          48.9%
Motor Vehicle Parts                                                       10.7
Bank Holding Companies-Domestic                                            9.1
Short-Term Business Credit                                                 7.9
Asset Backed Securities                                                    7.7
Personal Credit Institutions                                               4.4
Life Insurance                                                             3.7
Phone Communications                                                       3.0
Securities Brokers & Dealers                                               2.4
Mortgage Banks                                                             0.7
Accident & Health Insurance                                                0.6
Aircrafts & Parts                                                          0.3
Fire, Marine, Casualty Insurance                                           0.1
                                                                         -----
                                                                          99.5
                                                                         -----
Other assets in excess of liabilities                                      0.5
                                                                         -----
                                                                           100%
                                                                         -----
                                                                         -----

    12                                     See Notes to Financial Statements

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Statement of Assets and Liabilities

                                                                   March 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
value                                                              $1,964,566,229
Cash                                                                          112
Interest receivable                                                    12,170,858
Deferred expenses and other assets                                         17,396
                                                                  ----------------
      Total assets                                                  1,976,754,595
                                                                  ----------------
LIABILITIES
Dividends payable                                                       2,729,373
Accrued expenses                                                          302,775
Management fee payable                                                    216,980
Distribution fee payable                                                    8,641
                                                                  ----------------
      Total liabilities                                                 3,257,769
                                                                  ----------------
NET ASSETS                                                         $1,973,496,826
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                            $    1,973,497
   Paid-in capital in excess of par                                 1,971,523,329
                                                                  ----------------
Net assets, March 31, 2000                                         $1,973,496,826
                                                                  ----------------
                                                                  ----------------
Class A:
   Net asset value, offering and redemption price per share
      ($371,866,196 / 371,866,196 shares of $.001 par value
      common stock issued and outstanding)                                  $1.00
                                                                  ----------------
                                                                  ----------------
Class I:
   Net asset value, offering and redemption price per share
      ($1,601,630,630 / 1,601,630,630 shares of $.001 par
      value common stock issued and outstanding)                            $1.00
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     13

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Statement of Operations

                                                                   Year Ended
                                                                 March 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $ 109,695,442
                                                                -----------------
Expenses
   Management fee                                                     4,020,175
   Distribution fee--Class A                                            439,353
   Transfer agent's fees and expenses                                   245,000
   Custodian's fees and expenses                                        168,000
   Registration fees                                                    135,000
   Reports to shareholders                                               30,000
   Audit fee and expenses                                                25,000
   Insurance expenses                                                    23,000
   Legal fees and expenses                                               20,000
   Directors' fees and expenses                                           9,000
   Miscellaneous                                                          8,959
                                                                -----------------
      Total expenses                                                  5,123,487
   Less: Expense subsidy (Note 4)                                      (664,150)
       Management fee waiver (Note 2)                                (1,005,044)
       Distribution fee waiver (Note 2)                                (256,289)
                                                                -----------------
   Net expenses                                                       3,198,004
                                                                -----------------
Net investment income                                               106,497,438
                                                                -----------------
Net realized loss on investment transactions                             (2,643)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 106,494,795
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Statement of Changes in Net Assets

                                                     Year Ended March 31,
                                             ------------------------------------
                                                   2000                1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                     $    106,497,438    $     90,223,983
   Net realized gain (loss) on investment
   transactions                                        (2,643)             33,231
                                             ----------------    ----------------
   Net increase in net assets resulting
   from operations                                106,494,795          90,257,214
                                             ----------------    ----------------
Dividends and distributions (Note 1)
      Class A                                     (19,311,167)        (12,867,746)
      Class I                                     (87,183,628)        (77,389,468)
                                             ----------------    ----------------
                                                 (106,494,795)        (90,257,214)
                                             ----------------    ----------------
Fund share transactions
   Net proceeds from shares subscribed         16,932,830,624      14,846,339,434
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  90,454,251          78,273,080
   Cost of shares reacquired                  (17,161,183,973)    (13,864,423,952)
                                             ----------------    ----------------
   Net increase (decrease) in net assets
      from Fund share transactions               (137,899,098)      1,060,188,562
                                             ----------------    ----------------
Total increase (decrease)                        (137,899,098)      1,060,188,562
NET ASSETS
Beginning of year                               2,111,395,924       1,051,207,362
                                             ----------------    ----------------
End of year                                  $  1,973,496,826    $  2,111,395,924
                                             ----------------    ----------------
                                             ----------------    ----------------

    See Notes to Financial Statements                                     15

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Notes to Financial Statements
      Prudential Institutional Liquidity Portfolio, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund consists of two series--the Institutional Money Market Series (the 'Series') and the Liquid Assets Series. The Liquid Assets Series has not yet commenced operations. The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests primarily in money market instruments maturing in 13 months or less whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
      Securities Valuation:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
    16

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Notes to Financial Statements Cont'd.
      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Dividends and Distributions:    The Series declares all of its net
investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. The Fund does not expect to realize long-term capital gains or losses.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .20 of 1% of the average daily net assets of the Series. PIFM has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $1,005,044 ($.0005 per share) for the year ended March 31, 2000. The Series is not required to reimburse PIFM for such waiver.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to the plan of distribution at an annual rate of .12 of 1% of the Series' average daily net assets of the Class A shares. PIMS has agreed to waive a portion (.07 of 1% of the Series' average daily net assets) of the distribution fee, which amounted to $256,289 ($.0001 per share) for the year ended March 31, 2000. The Series is not required to reimburse PIMS for such waiver. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Fund.
      PIMS, PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund has an uncommitted credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is
                                                                          17

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Notes to Financial Statements Cont'd.
$100,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended March 31, 2000. The Fund does not pay a fee for the credit facility.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended March 31, 2000, the Series incurred fees of $240,000 for the services of PMFS. As of March 31, 2000, $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Expense Subsidy
PIFM has contractually agreed to subsidize operating expenses so that total Series operating expenses exclusive of distribution fees do not exceed .15% of the average daily net assets of the Class A and Class I shares. For the year ended March 31, 2000, such reimbursement amounted to $664,150 ($.0003 per share for Class A and I shares; .03% of average net assets).
Note 5. Capital
The Series offers Class A and Class I shares. Class A shareholders of the Series who qualify to purchase Class I shares will have their Class A shares exchanged for Class I shares on a quarterly basis.
      There are 10 billion authorized shares of common stock, $.001 par value per share, divided into 5 billion authorized Class A shares and 5 billion authorized Class I shares.
      As of March 31, 2000, Prudential owned 2,387,637 Class I shares.
    18

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Notes to Financial Statements Cont'd.
      Transactions in shares of common stock (at $1 per share) were as follows:

                                                                         Shares and
Class A                                                                Dollar Amount
-------------------------------------------------------------------   ----------------
Year ended March 31, 2000:
Shares sold                                                                895,312,228
Shares issued in reinvestment of dividends and distributions                18,549,671
Shares reacquired                                                         (804,323,779)
                                                                      ----------------
Net increase in shares outstanding before conversion                       109,538,120
Shares reacquired upon conversion into Class I                             (98,839,128)
                                                                      ----------------
Net increase in shares outstanding                                          10,698,992
                                                                      ----------------
                                                                      ----------------
Year ended March 31, 1999:
Shares sold                                                                912,064,251
Shares issued in reinvestment of dividends and distributions                11,977,599
Shares reacquired                                                         (588,928,339)
                                                                      ----------------
Net increase in shares outstanding before conversion                       335,113,511
Shares reacquired upon conversion into Class I                            (114,759,453)
                                                                      ----------------
Net increase in shares outstanding                                         220,354,058
                                                                      ----------------
                                                                      ----------------
Class I
-------------------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                             16,037,518,396
Shares issued in reinvestment of dividends and
  distributions                                                             71,904,580
Shares reacquired                                                      (16,356,860,194)
                                                                      ----------------
Net decrease in shares outstanding before conversion                      (247,437,218)
Shares issued upon conversion from Class A                                  98,839,128
                                                                      ----------------
Net decrease in shares outstanding                                        (148,598,090)
                                                                      ----------------
                                                                      ----------------
Year ended March 31, 1999:
Shares sold                                                             13,934,275,183
Shares issued in reinvestment of dividends and
  distributions                                                             66,295,481
Shares reacquired                                                      (13,275,495,613)
                                                                      ----------------
Net increase in shares outstanding before conversion                       725,075,051
Shares issued upon conversion from Class A                                 114,759,453
                                                                      ----------------
Net increase in shares outstanding                                         839,834,504
                                                                      ----------------
                                                                      ----------------

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Financial Highlights

                                                                         Class A
                                                                   --------------------
                                                                        Year Ended
                                                                      March 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  1.000
                                                                   --------------
Net investment income and net realized gains (losses)                     .053(b)
Dividends and distributions to shareholders                              (.053)
                                                                   --------------
Net asset value, end of year                                          $  1.000
                                                                   --------------
                                                                   --------------
TOTAL RETURN(a):                                                          5.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $371,866
Average net assets (000)                                              $366,127
Ratios to average net assets:
   Expenses, including distribution fee                                    .20%(b)
   Expenses, excluding distribution fee                                    .15%(c)
   Net investment income                                                  5.27%(b)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management and distribution fee waiver/expense subsidy.
(c) Net of management fee waiver/expense subsidy.
    20                                     See Notes to Financial Statements

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Financial Highlights Cont'd.

                       Class A
-----------------------------------------------------
                Year Ended March 31,
-----------------------------------------------------
  1999         1998         1997         1996
-----------------------------------------------------
$  1.000     $  1.000     $  1.000     $  1.000
--------     --------     --------     --------
    .053(b)      .055(b)      .050         .056
   (.053)       (.055)       (.050)       (.056)
--------     --------     --------     --------
$  1.000     $  1.000     $  1.000     $  1.000
--------     --------     --------     --------
--------     --------     --------     --------
    5.39%        5.63%        5.16%        5.72%
$361,167     $140,813     $478,045     $440,842
$247,471     $217,881     $449,393     $519,946
     .20%(b)      .29%(b)      .46%         .43%
     .15%(c)      .21%(c)      .34%         .31%
    5.20%(b)     5.42%(b)     5.03%        5.56%

    See Notes to Financial Statements                                     21

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Financial Highlights Cont'd.

                                                         Class I
                                        ------------------------------------------
                                                                       July 9,
                                          Year Ended March 31,         1997(b)
                                        ------------------------       Through
                                           2000          1999       March 31, 1998
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $    1.000    $    1.000       $  1.000
                                        ----------    ----------    --------------
Net investment income and net
   realized gains (losses)                    .053(d)       .053(d)        .041(d)
Dividends and distributions to
   shareholders                              (.053)        (.053)         (.041)
                                        ----------    ----------    --------------
Net asset value, end of period          $    1.000    $    1.000       $  1.000
                                        ----------    ----------    --------------
                                        ----------    ----------    --------------
TOTAL RETURN(a):                              5.43%         5.45%          4.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $1,601,631    $1,750,229       $910,394
Average net assets (000)                $1,643,961    $1,470,082       $814,138
Ratios to average net assets:
   Expenses, including distribution
      fee                                      .15%(d)        .15%(d)         .15%(c /(d)
   Expenses, excluding distribution
      fee                                      .15%(d)        .15%(d)         .15%(c /(d)
   Net investment income                      5.30%(d)       5.26%(d)        5.60%(c /(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class I shares.
(c) Annualized.
(d) Net of management fee waiver/expense subsidy.
    22                                     See Notes to Financial Statements

      Prudential Institutional Liquidity Portfolio, Inc.
                                            Institutional Money Market Series
             Report of Independent Accountants
To the Shareholders and Board of Directors of Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series
      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (the 'Fund') at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 19, 2000

    See Notes to Financial Statements                                     23

Prudential
Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  _Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

                 www.prudential.com          (800) 521-7466

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

Prudential
Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series
Getting the Most From Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?
Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.
Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.
Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.
Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.
Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.
Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

           www.prudential.com      (800) 521-7466

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.
Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.
Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.
Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.
Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.
Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential
Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series
Getting the Most From Your Prudential Mutual Fund


When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH
IT?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--some_times even the simplest investments bear surprising risks.
The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management
  Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Cusip Numbers
Class A  744350109
Class I  744350604

MF 181E

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